EXHIBIT 99(i)

ZAG HOLDING AG AND SUBSIDIARIES

(A Development Stage Company)

FINANCIAL STATEMENTS

June 30, 2007 and 2006

INDEX

Page

Balance Sheets	F-2

Statements of Operations	F-3

Statements of Cash Flows	F-4

Notes to Financial Statements	F-5

ZAG HOLDING AG AND SUBSIDIARIES
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED BALANCE SHEETS
	June 30,
	2007	December 31,
	(unaudited)	2006
ASSETS

CURRENT ASSETS
Cash	$50,173	$99,979
Marketable securities	-	242,048
Other current assets	45,506	30,205
TOTAL CURRENT ASSETS	95,679	372,232

PROPERTY AND EQUIPMENT
At cost	262,768	210,523
Accumulated depreciation	(81,738)	(57,160)
TOTAL PROPERTY AND EQUIPMENT - NET	181,030	153,363

OTHER ASSETS
Deposits	50,669	42,669
Prepaid building costs	761,860	538,499
Investments - Net	5,005,964	978,523
Inter-companies	1	-
TOTAL OTHER ASSETS	5,818,494	1,559,691

TOTAL ASSETS	$6,095,203	$2,085,286

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
Accounts payable	$338,240	$139,303
Accrued expenses	315,237	590,128
Deposits on stock	6,580,623	4,703,429
Advances from related parties	4,465,630	682,008
TOTAL CURRENT LIABILITIES	11,699,730	6,114,868

COMMITMENTS AND CONTINGENCIES	-	-

STOCKHOLDERS' DEFICIT
Common stock, par value of 1 CHF ; 600,000 shares authorized,
600,000 shares issued and outstanding	491,521	491,521
Retained earnings prior to development stage	1,602	1,602
Accumulated other comprehensive income (loss)	126	(139,874)
Accumulated deficit during development stage	(6,097,776)	(4,382,831)
TOTAL STOCKHOLDERS' DEFICIT	(5,604,527)	(4,029,582)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$6,095,203	$2,085,286

The accompanying notes are an integral part of these financial statements.

ZAG HOLDING AG AND SUBSIDIARIES
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENT OF OPERATIONS
								From inception of
	Three Months Ended			Six Months Ended				Development Stage
	June 30,		June 30,	June 30,		June 30,		January 1, 2005
	2007		2006	2007		2006		to June 30, 2007
	(unaudited)		(unaudited)	(unaudited)		(unaudited)		(unaudited)
REVENUE	$-	$		$-	$		$
COST OF SALES	-			-
GROSS PROFIT	-		-	-		-		-
EXPENSES
Administrative	554,528		299,093	934,155		448,639		2,855,243
Salaries and wages	305,837		90,698	525,885		136,047		1,070,075
Marketing and sales	52,624		20,956	93,265		31,434		231,868
Depreciation, amortization and impairments	9,830		9,527	24,576		14,290		749,076
TOTAL EXPENSES	922,819		420,274	1,577,881		630,410		4,906,262
LOSS FROM OPERATIONS	(922,819)		(420,274)	(1,577,881)		(630,410)		(4,906,262)
OTHER INCOME (EXPENSE)
Interest expense	(1,083)		(7,625)	(14,592)		(11,437)		(60,896)
Interest income	5,272		-	5,754		-		5,932
Gain (loss) on marketable securities	-		-	(128,226)		-		(1,136,550)
Other	-		-	-		-		-
TOTAL OTHER INCOME (EXPENSE)	4,189		(7,625)	(137,064)		(11,437)		(1,191,514)
LOSS BEFORE TAXES	(918,630)		(427,899)	(1,714,945)		(641,847)		(6,097,776)
INCOME TAXES	-		-	-		-		-
NET LOSS	(918,630)		(427,899)	(1,714,945)		(641,847)		(6,097,776)
OTHER COMPREHENSIVE INCOME (LOSS)	-		(9,681)	140,000		(23,277)		-
NET COMPREHENSIVE INCOME (LOSS)	$(918,630)		$(437,580)	$(1,574,945)		$(665,124)		$(6,097,776)
BASIC AND DILUTED NET LOSS PER SHARE	$(1.53)		$(0.71)	$(2.62)		$(1.07)		$(10.16)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES	600,000	600,000	600,000	600,000	600,000

The accompanying notes are an integral part of these financial statements.

ZAG HOLDING AG AND SUBSIDIARIES
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED STATEMENTS OF CASH FLOWS
			From inception of
	Six Months Ended		Development Stage
	June 30,	June 30,	January 1, 2005
	2007	2006	to June 30, 2007
	(unaudited)	(unaudited)	(unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(1,714,945)	$(665,124)	$(6,097,776)
Depreciation, amortization, and impairments	24,576	14,290	749,076
Loss on securities acquired as a deposit on stock	128,224	-	1,136,548
Adjustments to reconcile net loss to net cash
used by operations:
Decrease (increase) in other current assets	(15,301)	(1,401,000)	(45,506)
Increase (decrease) in accounts payable	198,937	33,817	338,240
Increase (decrease) in accrued expenses	(274,891)	1,000	315,237
Net cash used by operating activities	(1,653,400)	(2,017,017)	(3,604,181)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of equipment	(52,245)	(9,763)	(262,766)
Acquisition of deposits	(7,998)	(1,000)	(50,667)
Acquisition of intangibles	-	-	(667,341)
Acquisition of prepaid building costs	(223,361)	-	(761,860)
Sale of investments	700,000	-	700,000
Acquisition of investments	(4,727,441)	(500,000)	(5,705,964)
Net cash used in investing activities	(4,311,045)	(510,763)	(6,748,598)
CASH FLOWS FROM FINANCING ACTIVITIES
Net proceeds from deposit on stock	1,877,194	2,280,000	3,691,918
Proceeds from sale of securities acquired as a deposit on stock	253,823	-	1,752,156
Advances from related parties	3,783,622	182,544	4,465,630
Proceeds from sales of stock	-	-	491,521
Other	-	(4,764)	1,729
Net cash provided by financing activities	5,914,639	2,457,780	10,402,954
NET INCREASE (DECREASE) IN CASH	(49,806)	(70,000)	50,175
Accumulated other comprehensive income (loss)			(2)
CASH - Beginning of period	99,979	129,750	-
CASH - End of period	$50,173	$59,750	$50,173
SUPPLEMENTAL CASH FLOW DISCLOSURES:
Interest expense	$-	$-	$-
Income taxes	$-	$-	$-
NON-CASH FINANCING AND INVESTING TRANSACTIONS:
Stock issued for debt
Stock issued for acquisition
Option/warrants issued for debt
Option/warrants issued for acquisitions
Debt issued for financing

The accompanying notes are an integral part of these financial statements.

ZAG HOLDING AG AND SUBSIDIARIES
CONDENCED NOTES TO CONSOLIDATED, INTERIM FINANCIAL STATEMENTS
June 30, 2007

NOTE 1 – DESCRIPTION OF BUSINESS

ZAG Holding AG with its subsidiaries (hereinafter “the Company”) is a Swiss company incorporated December 18, 2001 and having its registered seat in Zug, Switzerland. In January 2005, the Company entered a new development stage when it changed its business focus to the development of private equity financial products, whose funds will be invested primarily in the hospitality and related industry.

The Company has a wholly-owned active subsidiary, Sunvesta Projects and Management AG, also a Swiss Company that is consolidated in these financial statements. The Company also has additional, wholly-owned subsidiaries which are dormant: Sunvesta Turistik Yatririm VE and Sunvesta Costa Rica Marketing & Sales Ltda.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

This summary of significant accounting policies of the Company is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America, and have been consistently applied in the preparation of the financial statements.

Accounting Method

The Company’s financial statements are prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Accounting Pronouncements – Recent

In February, 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115” (hereinafter “SFAS No. 159”). This statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments. This statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007, although earlier adoption is permitted. Management has not determined the effect that adopting this statement would have on the Company’s financial condition or results of operation.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments and short-term debt instruments with original maturities of three months or less to be cash equivalents.

ZAG HOLDING AG AND SUBSIDIARIES
CONDENCED NOTES TO CONSOLIDATED, INTERIM FINANCIAL STATEMENTS
June 30, 2007

Comprehensive Income

Effective January 1, 1998, the Company adopted SFAS No. 130, "Reporting Comprehensive Income" (hereinafter “SFAS No. 130”), which was issued in June 1997. SFAS No. 130 establishes rules for the reporting and display of comprehensive income and its components, but had no effect on the Company's net income (loss) or total stockholders' equity. SFAS No. 130 requires unrealized gains and losses on the Company's available-for-sale securities, and foreign currency translation gain or loss to be included in comprehensive income.

Derivative Instruments

The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (hereinafter “SFAS No. 133”), as amended by SFAS No. 137, “Accounting for Derivative Instruments and Hedging Activities – Deferral of the Effective Date of FASB No. 133”, and SFAS No. 138, “Accounting for Certain Derivative Instruments and Certain Hedging Activities”, and SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities”. These statements establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. They require that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value.

If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction.

For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

At June 30, 2007 and December 31, 2006, the Company has not engaged in any transactions that would be considered derivative instruments or hedging activities.

Earnings Per Share

The Company has adopted Statement of Financial Accounting Standards No. 128, which provides for calculation of "basic" and "diluted" earnings per share. Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common shareholders by the weighted average common shares outstanding for the period. Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of an entity similar to fully diluted earnings per share. Basic and diluted loss per share were the same, at the reporting dates, as there were no common stock equivalents outstanding.

Fair Value of Financial Instruments

The Company's financial instruments as defined by Statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," include cash, trade accounts receivable, and accounts payable and accrued expenses. All instruments are accounted for on a historical cost basis, which, due to the short maturity of these financial instruments, approximates fair value at June 30, 2007 and December 31, 2006.

ZAG HOLDING AG AND SUBSIDIARIES
CONDENCED NOTES TO CONSOLIDATED, INTERIM FINANCIAL STATEMENTS
June 30, 2007

Foreign Currency Translation and Other Comprehensive Income

The Company has adopted Financial Accounting Standard No. 52. Monetary assets and liabilities denominated in foreign currencies are translated into United States dollars at rates of exchange in effect at the balance sheet date. Gains or losses are included in income for the year. Non-monetary assets, liabilities and items recorded in income arising from transactions denominated in foreign currencies are translated at rates of exchange in effect at the date of the transaction.

The Company maintains its main office Zug, Switzerland, and its functional currency is the Swiss Franc. Assets and liabilities of the Company’s foreign operations are translated into U.S. dollars at the year-end exchange rates, and revenue and expenses are translated at the average exchange rate during the period. The net effect of exchange difference arising from currency translation is disclosed as a separate component of stockholders’ equity. Realized gains and losses from foreign currency transactions are reflected in the results of operations.

Going Concern

As shown in the accompanying financial statements, the Company had negative working capital and an accumulated deficit at June 30, 2007. The Company is currently putting technology in place which will, if successful, mitigate these factors which raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

Management has established plans designed to seek additional capital from new equity securities offerings that will provide funds needed to increase liquidity, fund internal growth and fully implement its business plan. Management plans include negotiations to convert significant portions of existing debt into equity.

An estimated $10 million is believed necessary to continue operations and increase development through the next fiscal year. The timing and amount of capital requirements will depend on a number of factors, including demand for products and services and the availability of opportunities for international expansion through affiliations and other business relationships. Management intends to seek new capital from new equity securities issuances to provide funds needed to increase liquidity, fund internal growth, and fully implement its business plan.

Investments

The Company's investments at June 30, 2007 consist of non-marketable equity securities. These investments, for which the Company does not have the ability to exercise significant influence in the underlying company, are accounted for under the cost method of accounting. Dividends and other distributions of earnings, if any, are included in income when declared. The Company periodically evaluates the carrying value of its investments, and records its investments at the lower of cost or estimated net realizable value. See Notes 3 and 5.

ZAG HOLDING AG AND SUBSIDIARIES
CONDENCED NOTES TO CONSOLIDATED, INTERIM FINANCIAL STATEMENTS
June 30, 2007

Marketable Securities

Pursuant to Statement of Financial Accounting Standards (SFAS) No. 115, the Company’s investments in securities are classified as either trading, held to maturity, or available-for-sale. During the period ended June 30, 2007 and the year ended December 31, 2006, the Company did own securities classified as available-for-sale.

Long-lived Assets

In accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. This standard establishes a single accounting model for long-lived assets to be disposed of by sale, including discontinued operations, and requires that these long-lived assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or discontinued operations. Accordingly, the Company reviews the carrying amount of long-lived assets for impairment where events or changes in circumstances indicate that the carrying amount may not be recoverable. The determination of any impairment would include a comparison of estimated future cash flows anticipated to be generated during the remaining life of the assets to the net carrying value of the assets.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly owned subsidiary, Sunvesta Projects and Management AG. All significant transactions and balances among the companies included in the consolidated financial statements have been eliminated. Investments in which the Company is not able to exercise significant influence over the investee and which do not have readily determinable fair values are accounted for under the cost method.

Property and Equipment

Property and equipment are stated at cost. Depreciation of property and equipment is calculated using the straight-line method over the estimated useful lives of the assets, which range from three to seven years.

Provision for Taxes

The Company is subject to Swiss income taxes.

Income taxes are provided based upon the liability method of accounting pursuant to Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes.” Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end. A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the “more likely than not” standard imposed by SFAS No. 109 to allow recognition of such an asset.

ZAG HOLDING AG AND SUBSIDIARIES
CONDENCED NOTES TO CONSOLIDATED, INTERIM FINANCIAL STATEMENTS
June 30, 2007

Revenue Recognition

In 2006 and 2007, ZAG Holding AG did not have revenues. Management of the Company expects that in future years revenues will be derived from the rental of hotel rooms and from the sale of fractional interests in buildings. There may be other sources of ancillary revenue. The Company will recognize room rental revenue at the time that it has a nonrefundable right to rental payments. The Company will recognize revenue from sales of real estate when persuasive evidence of an arrangement (such as a contract) exists, when title transfer or performance has occurred, provided the price (or fee) is fixed or determinable and collection is probable. The Company assesses whether the price (or fee) is fixed and determinable based on the payment terms associated with the transaction. If a fee is based upon a variable such as acceptance by the customer, the Company accounts for the fee as not being fixed and determinable. In these cases, the Company defers revenue and recognizes it when it becomes due and payable. Up-front engagement fees are recorded as deferred revenue and amortized to income on a straight-line basis over the term of the agreement; although the fee is due and payable at the time the agreement is signed or upon annual renewal. The Company assesses the probability of collection based on a number of factors, including past transaction history with the customer and the current financial condition of the customer. If the Company determines that collection of a fee is not reasonably assured, revenue is deferred until the time collection becomes reasonably assured.

The Company’s strategy may include entering into collaborative agreements with strategic partners for the development, commercialization and distribution of its product candidates. Such collaboration agreements may have multiple deliverables. The Company evaluates multiple deliverable arrangements pursuant to Emerging Issues Task Force (EITF) 00-21, “Revenue Arrangements with Multiple Deliverables.” Pursuant to EITF 00-21, in arrangements with multiple deliverables where the Company has continuing performance obligations, contract, milestone and license fees are recognized together with any up-front payments over the term of the arrangement as performance obligations are completed, unless the deliverable has stand alone value and there is objective, reliable evidence of fair value of the undelivered element in the arrangement. In the case of an arrangement where it is determined there is a single unit of accounting, all cash flows from the arrangement are considered in the determination of all revenue to be recognized. Cash received in advance of revenue recognition is recorded as deferred revenue.

Use of Estimates

The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

ZAG HOLDING AG AND SUBSIDIARIES
CONDENCED NOTES TO CONSOLIDATED, INTERIM FINANCIAL STATEMENTS
June 30, 2007

NOTE 3 – MARKETABLE SECURITIES

The Company had no marketable securities at June 30, 2007. At December 31, 2006, the Company’s marketable securities, valued at market prices, were comprised of the following:

(in USD)	December 31, 2006
Unrealized
	Market value	Cost	Loss

81,580 Openlimit Holding AG shares	$ 242,048	$ 382,048	$ (140,000)

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment are stated at cost. Depreciation is provided using the straight-line method over the estimated useful lives of the assets. The useful lives of property, plant and equipment for purposes of computing depreciation are three to five years. The following is a summary of property, equipment, and accumulated depreciation:

(in USD)	June 30, 2007		December 31, 2006
	Cost	Net	Cost	Net

IT equipment	$ 173,180	$ 113,935	$ 120,935	$ 81,691
Furniture and equipment	$ 27,804	$ 19,240	$ 27,804	$ 22,241
Leasehold improvements	$ 61,784	$ 47,855	$ 61,784	$ 49,430
Total	$ 262,768	$ 181,030	$ 210,523	$ 153,362

Accumulated depreciation
Beginning of year		$ 57,161		$ -
Depreciation for the year		$ 24,576		$ 57,161
End of year		$ 81,737		$ 57,161

Depreciation and amortization expense for the period ended June 30, 2007 was $24,576 and for year ended December 31, 2006 $57,161. The Company evaluates the recoverability of property and equipment when events and circumstances indicate that such assets might be impaired. The Company determines impairment by comparing the undiscounted future cash flows estimated to be generated by these assets to their respective carrying amounts. Maintenance and repairs are expensed as incurred. Replacements and betterments are capitalized. The cost and related reserves of assets sold or retired are removed from the accounts, and any resulting gain or loss is reflected in results of operations.

ZAG HOLDING AG AND SUBSIDIARIES
CONDENCED NOTES TO CONSOLIDATED, INTERIM FINANCIAL STATEMENTS
June 30, 2007

NOTE 5 – COSTA RICAN INVESTMENT AND RELATED PROJECT COSTS

In 2006, the Company executed a purchase agreement to acquire Rich Land Investments Limitada (hereinafter “Rich Land”), a company incorporated in Costa Rica which owns a land lot and a concession to build a hotel and apartments on the land lot situated in the Papagayo Gulf Tourism Project area of Costa Rica. The agreement as amended enables the Company to acquire all of the common stock of Rich Land by making a series of incremental payments aggregating $7,000,000 starting May of 2006.

At June 30, 2007 and at December 31, 2006, the Company had made nonrefundable payments of approximately $5,700,000 and $980,000, respectively, against the purchase price. The remaining payment of $1,300,000 is presently overdue and is expected to be paid largely by the end of August 2007.

At June 30, 2007 and at December 31, 2006, the Company had incurred $761,860 and $538,499 respectively of costs (principally consisting of architectural plans and drawings) related to construction of a luxury hotel and resort on the grounds of the aforementioned Costa Rica land lot. These project costs are recorded as prepaid building costs on the Company’s balance sheet.

Construction-Related Agreement

On March 19, 2007, the Company executed an agreement with Brues y Fernandez Construciones S.A. (hereinafter “ByF”), a construction contractor based in Madrid, Spain. The agreement contained the following provisions:

1.

ByF will act as the Company’s general contractor in the construction of a hotel on the Rich Land Investments Limitada land lot in the Papagayo Gulf Tourism Project area of Costa Rica. (See Note 5.) As the general contractor, ByF is entitled to recover its construction costs in addition to “12% as general costs” and “8% as profit”.

2.

ByF will purchase 10% of the shares of Rich Land from the Company at the Company’s cost ($700,000) in March 2007. The Company agrees to buy back these shares at the same cost on or before May 31, 2007.

3.

In the first year of the hotel project’s construction, ByF agrees to finance 20% of the project costs and the Company agrees to repay the ByF financing within one year of the construction’s commencement.

4.

This agreement also states that in the event that the Company is unable to fulfill its obligation under the sale and purchase agreement to acquire Rich Land Investments Limitada (hereinafter “Rich Land”) by May 31, 2007, then ByF has the right, but not the obligation, to acquire the respective shares.

5.	By the date of this report the Company did not buy back these shares yet. It is expected that this will happen during the month of October 2007.

ZAG HOLDING AG AND SUBSIDIARIES
CONDENCED NOTES TO CONSOLIDATED, INTERIM FINANCIAL STATEMENTS
June 30, 2007

NOTE 6 – ADVANCES FROM RELATED PARTIES

The Company has the following unsecured, on demand advances from related parties at the dates shown:

(in USD)	June 30, 2007	December 31, 2006

Zypam Ltd.	$ 4,137,927	$ 518,168
TT	$ 180,224	$ 81,920
HTV	$ 147,478	$ 81,920
Total	$ 4,465,629	$ 682,008

Zypam Ltd. and TT are shareholders of the Company, while HTV is a related party to Zypam. The majority of the advances received are from Zypam, which charges 3% interest on funds advanced. Zypam’s lending agreement with the Company contains a subordination clause wherein all other creditors of the Company were given a higher security interest.

All three parties have the contractual right to convert their receivables into shares of a NASDAQ OTCBB-listed company (see also below).

NOTE 7 – DEPOSITS ON STOCK

During 2007 and 2006, a group of individuals executed investment agreements with the Company and deposited an aggregate amount of $6,580,623 (comprised of cash and marketable securities) with the Company. In the investment agreements, the investors agreed to accept varying amounts of shares in a NASDAQ OTCBB-listed company on or before July 30, 2007 in return for their deposits and also agreed to subordination clauses wherein all other creditors of the Company were given a higher security interest.

The investment agreements state that the Company intended to be taken over on or before April 30, 2007, now extended to July 31, by a NASDAQ OTCBB-listed company by means of a reverse acquisition.

These contemplated conversions of debt into equity could not be executed within the contractual time frame but are expected to be materialized before the end of September 2007.

NOTE 8 – CAPITAL STOCK

Common Stock

The Company has issued 600,000 shares of common stock. All shares have equal voting rights and have one vote per share. Holders of more than 50% of the common stock could, if they choose to do so, elect all of the directors of the Company.

In its initial capitalization, the Company issued 60,000 shares of common stock for a total of $491,521 cash. During the year ended December 31, 2005, the Company had a 10-for-1 forward split and issued an additional 540,000 shares for a total outstanding of 600,000 shares. All references to shares outstanding in these financial statements and notes have been adjusted to reflect this stock split.

ZAG HOLDING AG AND SUBSIDIARIES
CONDENCED NOTES TO CONSOLIDATED, INTERIM FINANCIAL STATEMENTS
June 30, 2007

NOTE 9 – COMMITMENT AND CONTINGENCIES

Lease Payments

The Company has operating lease commitments for its premises and automobiles. The minimum annual lease commitments are as follows:

(in USD)	2007	2008	2009	2010	2011

Office facilities	$ 181,883	$ 161,417	$ 109,314	$ 109,314
Cars	75,964	86,169	62,236	23,073	12,498
Other	-	-	-	-	-
Total	$ 257,847	$ 247,586	$ 171,550	$ 132,387	$ 12,498

Litigation

On January 29, 2007, the Company received a decree from a Swiss juristic body based on a request of a third party. In substance, the decree proscribes the Company from transferring a certain percentage of its share capital. The Company’s management believes that the decree is lacking the requisite formal and material grounds and does not expect any adverse effects on its business or financial position.

In the meantime, the requesting third party has withdrawn his request.

NOTE 10 – CONCENTRATIONS

Foreign Operations

The accompanying balance sheets include assets of $5,005,964 and $978,523 of investments and $761,860 and $538,499 of prepaid building costs at June 30, 2007 and December 31, 2006, respectively, relating to the Company’s operations in Costa Rica. Although the country is considered politically and economically stable, it is always possible that unanticipated events in foreign countries could disrupt the Company’s operations.

NOTE 11 – RELATED PARTY TRANSACTIONS

The majority of the Company’s related party transactions are stated in Note 6. Certain of the Company’s related parties provided consulting services for a fee to the Company (and its subsidiary) in 2007 and 2006. Consulting expenses paid to (or accrued for) these parties totaled $196,608 and $295,590 in 2007 and 2006, respectively.

ZAG HOLDING AG AND SUBSIDIARIES
CONDENCED NOTES TO CONSOLIDATED, INTERIM FINANCIAL STATEMENTS
June 30, 2007

NOTE 12 – INCOME TAXES

At June 30, 2007 and December 31, 2006 the Company had deferred taxes, calculated at a blended rate of 40%, of approximately $2,440,000 and $1,808,400, respectively, principally arising from net operating loss carryforwards for Swiss (federal, cantonal, and communal) income tax purposes. As management of the Company cannot determine that it is more likely than not that the Company will realize the benefit of the deferred tax asset, a valuation allowance equal to the deferred tax asset has been recorded at June 30, 2007 and December 31, 2006.

The significant components of the Company’s deferred tax assets at June 30, 2007 and December 31, 2006 are as follows:

(in USD)	June 30, 2007	December 31, 2006

Net operating loss caryforwards	$ 6,100,000	$ 4,521,000
Deferred tax asset - gross	$ 2,440,000	$ 1,808,400
Deferred tax asset valuation	$ (2,440,000)	$ (1,808,400)
Total net	$ -	$ -

At June 30, 2007, the Company has net operating loss carryforwards of approximately $6,100,000, which expire in the years 2012, 2013, and 2014. The net change in the allowance account was an increase of $631,600 for the year period ended June 30, 2007.

NOTE 13 – SUBSEQUENT EVENTS

Costa Rican Investment

Subsequent to June 30, 2007 the Company made the remaining payments of $1,300,000, against the entirety of the purchase price for the common stock of Rich Land Investments Limitada. See Note 5.

Stock Depositors

As stated in Note 7, a group of some 30 individuals deposited the equivalent of $6,580,623 in cash and marketable securities with the Company in 2007 and 2006 in view of an anticipated reverse acquisition expected to close by April 30, 2007. In anticipation of a procedural delay, the Company and the investors have executed addendums to the original agreements, whereby the reverse acquisition is contemplated to take place between May 14 and June 18, 2007, with delivery of the shares on or before July 30, 2007.

As stated above, this time frame could not be met but the Company has strong arguments to believe that the respective transactions will be executed before the end of September 2007.